                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 31, 2001
                                                         ---------------

                       Philips International Realty Corp.
             (Exact name of registrant as specified in its charter)

  Maryland                            000-23463                     13-3963667
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)           (IRS Employer
 of Incorporation)                                           Identification No.)

                     417 Fifth Avenue, New York, N.Y. 10016
                     --------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code 212-545-1100
                                                            ------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Philips International Realty Corp., pursuant to the requirements of the Securities Exchange Act of 1934, as amended, hereby amends the following item of its Current Report on Form 8-K dated August 31, 2001 (filed with the Securities and Exchange Commission on September 7, 2001), as set forth in the pages attached hereto:

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(b)    Pro forma financial information relative to the sale reported on
       Form 8-K dated August 31, 2001 filed herewith is as follows:
                                                                            Page
                Pro forma Condensed Consolidated Balance
                Sheet as of June 30, 2001 (Unaudited)                         5

                Pro forma Condensed Consolidated Statement
                of  Income for the Year Ended December 31, 2000
                (Unaudited)                                                   6

                Pro forma Condensed Consolidated Statement of
                Income for the Six Months Ended June 30, 2001
                (Unaudited)                                                   7

                Notes to Pro Forma Condensed Consolidated
                Financial Statements (Unaudited)                              8

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 25, 2001

                                            PHILIPS INTERNATIONAL REALTY CORP.

                                            (Registrant)


                                            By:   /s/ Carl Kraus
                                                  ------------------------------
                                                            Carl Kraus
                                                      Chief Financial Officer

PHILIPS INTERNATIONAL REALTY CORP.

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


         The accompanying Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2001 assumes the disposition of the North Star Shopping Center Property had occurred as of such date. The accompanying Pro Forma Condensed Consolidated Statements of Income for the Year Ended December 31, 2000 and the Six Months Ended June 30, 2001 assume such transaction and the July 2000, November/December 2000 and the June 2001 sales of properties had occurred as of January 1, 2000.

         The Pro Forma Condensed Consolidated Financial Statements have been prepared by the management of Philips International Realty Corp. These pro forma statements may not be indicative of the financial position at June 30, 2001 or the results of operations that would have actually occurred if the dispositions of the properties had occurred as of January 1, 2000. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the financial information contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and quarterly report on Form 10-Q for the period ended June 30, 2001 and the accompanying notes thereto.

                       PHILIPS INTERNATIONAL REALTY CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2001
                                   (UNAUDITED)


                                                                                                  SALE OF
                                                                                                  PROPERTY
                                                                            HISTORIC            AUGUST 2001             PRO FORMA
                                                                            --------            -----------             ---------
                                     ASSETS

Rental properties - net - held for sale                                  $  27,063,339          $  4,136,000         $  22,927,339
Cash and cash equivalents                                                    8,608,273                     0             8,608,273
Accounts receivable                                                            585,110                 4,159               580,951
Deferred charges and prepaid expenses                                          179,866                 7,523               172,343
Other assets                                                                 1,463,688                13,301             1,450,387
                                                                         -------------          ------------         -------------
                                                                         $  37,900,276          $  4,160,983         $  33,739,293
                                                                         =============          ============         =============

                      LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
      Accounts payable and accrued expenses                                  1,137,669                 1,250             1,136,419
      Dividends payable                                                      7,340,474                     0             7,340,474
      Other liabilities                                                         75,940                     0                75,940
                                                                         -------------          ------------         -------------
Total Liabilities                                                            8,554,083                 1,250             8,552,833
                                                                         -------------          ------------         -------------
Minority interests in Operating Partnership                                    124,733                14,143               110,590
                                                                         -------------          ------------         -------------

Shareholders' Equity

      Preferred Stock, $.01 par value; 30,000,000 shares authorized;
                 no shares issued and outstanding                                    0                     0                     0
      Common Stock, $.01 par value; 150,000,000 shares authorized;
                 7,340,474 shares issued and outstanding                        73,405                     0                73,405
      Additional paid in capital                                            92,668,007                     0            92,668,007
      Cumulative distributions in excess of net income                    (63,519,952)             4,145,590           (67,665,542)
                                                                         -------------          ------------         -------------
Total Shareholders' Equity                                                  29,221,460             4,145,590            25,075,870
                                                                         -------------          ------------         -------------
Total Liabilities and Shareholders' Equity                               $  37,900,276          $  4,160,983         $  33,739,293
                                                                         =============          ============         =============

                             See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)


                                                                                                 SALE OF
                                                                            HISTORIC            PROPERTIES             PRO FORMA
                                                                            --------            ----------             ---------
                                     ASSETS


Revenues from rental property                                            $  43,133,885            38,586,313         $   4,547,572
                                                                         -------------          ------------         -------------

Expenses:
      Operating expenses                                                     5,573,314             5,124,775               448,539
      Real estate taxes                                                      6,289,543             5,884,856               404,687
      Management fees to affiliates                                          1,255,919             1,119,970               135,949
      Interest expense                                                      12,166,549            12,166,549                     0
      Depreciation and amortization                                          5,598,337             5,144,612               453,725
      General and administrative expenses                                    4,726,522               673,692             4,052,830
                                                                         -------------          ------------         -------------
                                                                            35,610,184            30,114,454             5,495,730
                                                                         -------------          ------------         -------------
      Operating income                                                       7,523,701             8,471,859              (948,158)
Equity in net income (loss) of real estate joint venture                       (30,529)             (124,862)               94,333
Minority interests in income before gain on sale of shopping center properties and extraordinary items of Operating
      Partnership                                                           (2,119,641)           (2,116,848)               (2,793)
Other income (expense), net                                                  1,675,155                     8             1,675,147
                                                                         -------------          ------------         -------------
Income before gain on sale of shopping center properties and
      extraordinary items                                                $   7,048,686          $  6,230,157         $     818,529
                                                                         =============          ============         =============


Basic and diluted net income per common share before gain on
      sale of shopping center properties and extraordinary items         $        0.96                               $        0.11

                             See accompanying notes

                       PHILIPS INTERNATIONAL REALTY CORP.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                   (UNAUDITED)


                                                                                                  SALE OF
                                                                                                PROPERTIES
                                                                                                   JUNE &
                                                                            HISTORIC            AUGUST 2001             PRO FORMA
                                                                            --------            -----------             ---------



Revenues from rental property                                            $   2,649,078          $    498,221         $   2,150,857
                                                                         -------------          ------------         -------------

Expenses:
      Operating expenses                                                       387,962               111,764               276,198
      Real estate taxes                                                        338,471               129,467               209,004
      Management fees to affiliates                                             82,442                14,720                67,722
      General and administrative expenses                                      541,665                16,743               524,922
                                                                         -------------          ------------         -------------
                                                                             1,350,540               272,694             1,077,846
                                                                         -------------          ------------         -------------
      Operating income                                                       1,298,538               225,527             1,073,011

Minority interests in income before sale of shopping center                     (4,355)                 (803)               (3,552)
properties of Operating Partnership

Other income (expense), net                                                    (17,474)               10,720               (28,194)
                                                                         -------------          ------------         -------------
Income before gain on sale of shopping center properties                 $   1,276,709          $    235,444         $   1,041,265
                                                                         =============          ============         =============


Basic and diluted income per common share before gain on                 $        0.17                               $        0.14
sale of shopping center properties



                             See accompanying notes.

                       PHILIPS INTERNATIONAL REALTY CORP.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS




1.       Basis of Presentation

         The Pro Forma amounts adjust the historic operating results for the year ended December 31, 2000 and the six months ended June 30, 2001 to give effect to the July 2000, November and December 2000, the June 2001 and the August 2001 dispositions of the properties, as if these transactions had been completed as of January 1, 2000. The accompanying Pro Forma Condensed Consolidated Balance Sheet assumes the August 2001 disposition of the North Star Shopping Center Property had been completed as of June 30, 2001.


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